UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2024

Pono Capital Two, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41462	88-1192288
(Commission File Number)	(IRS Employer Identification No.)

643 Ilalo St. #102

Honolulu, Hawaii 96813

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (808) 892-6611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	PTWOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	PTWO	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PTWOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submissions of Matters to a Vote of Security Holders.

As previously disclosed, on January 31, 2023, Pono Capital Two, Inc., a Delaware corporation (the “Company” or “Pono”), entered into an Agreement and Plan of Merger (as amended and restated on June 21, 2023, and as further amended on September 8, 2023, October 26, 2023, December 28, 2023, and April 22, 2024, the “Merger Agreement”), by and among Pono, Pono Two Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Pono (“Merger Sub”), SBC Medical Group Holdings Incorporated, a Delaware corporation (“SBC”), Mehana Capital, LLC, in its capacity as Purchaser Representative, and Dr. Yoshiyuki Aikawa, in his personal capacity and in the capacity as the Seller Representative. Pursuant to the terms of the Merger Agreement, (a) the Merger Sub will merge with and into SBC with SBC surviving the merger as a wholly-owned subsidiary of Pono, (b) all of the issued and outstanding capital stock of SBC immediately prior to the effective time of the Merger (the “Effective Time”) will automatically be cancelled and shall cease to exist, in exchange for the right to receive pro rata shares of the merger consideration, and (c) each outstanding option and warrant to acquire shares of SBC common stock (whether vested or unvested) will be assumed by Pono and automatically converted into an option or warrant to acquire shares of Pono common stock, with its price and number of shares equitably adjusted based on the conversion ratio of the shares of SBC common stock into the merger consideration, as provided in the Merger Agreement (the “Business Combination”). Upon the consummation of the Business Combination, Pono will change its name to “SBC Medical Group Holdings Incorporated.”

Pono held its special meeting of stockholders (the “Special Meeting”) on August 23, 2024 at 1:00 p.m. Eastern Time. On the record date, there were 5,216,291 shares of common stock of Pono entitled to vote at the Special Meeting. At the Special Meeting, there were 3,570,438 shares of common stock voted by proxy or in person, which is 68.45% of the total outstanding shares.

Summarized below are the results of the matters submitted to a vote at the Special Meeting.

Proposal 1. Business Combination Proposal

Proposal 1 – To approve and adopt the Merger Agreement and approve the transactions contemplated thereby, including the merger of Merger Sub with and into SBC, with SBC continuing as the surviving corporation and as a wholly-owned subsidiary of Pono, was passed with voting results as follows:

FOR	AGAINST	ABSTAIN
3,568,722	1,716	0

Proposals 2 through 4. Charter Amendment Proposals

To approve and adopt an amendment and restatement to the Third Amended and Restated of Certificate of Incorporation of Pono, as set out in the Fourth Amended and Restated Certificate of Incorporation of Pono attached to the proxy statement as Annex B, for the following amendments.

Proposal 2 – Name Change — To provide that the name of Pono shall be changed to “SBC Medical Group Holdings Incorporated,” was passed with voting results as follows:

FOR	AGAINST	ABSTAIN
3,568,722	1,716	0

Proposal 3 - Amendment of Blank Check Provisions — To remove and change certain provisions in the Pono’s Third Amended and Restated Certificate of Incorporation related to Pono’s status as a special purpose acquisition company, including but not limited to the deletion of Article IX of Pono’s current charter in its entirety, was passed with the following voting results:

FOR	AGAINST	ABSTAIN
3,568,720	1,716	2

Proposal 4 - Amendment and Restatement of the Pono Charter — Conditioned upon the approval of Proposals 2 and 3, to approve the proposed Fourth Amended and Restated Certificate of Incorporation of Pono in the form attached as Annex B to the proxy statement, which includes the approval of all other changes in the proposed amended charter in connection with replacing Pono’s existing charter with the proposed Fourth Amended and Restated Certificate of Incorporation as of the Effective Time, was passed with the following voting results:

FOR	AGAINST	ABSTAIN
3,568,720	1,716	2

Proposal 5. The Director Election Proposal

Proposal 5 — To elect five (5) directors to serve staggered terms on the board of directors of the Company effective from the consummation of the Business Combination until the 2024 (for Class I directors), 2025 (for Class II directors) or 2026 (for Class III directors) annual meeting of stockholders, respectively and until their respective successors are duly elected and qualified, was passed with voting results as follows:

DIRECTOR	FOR	WITHHELD
Yoshiyuki Aikawa (Class III)	3,568,722	1,716
Yuya Yoshida (Class II)	3,568,722	1,716
Ken Edahiro (Class I)	3,568,722	1,716
Mike Sayama (Class I)	3,568,722	1,716
Fumitoshi Fujiwara (Class II)	3,568,722	1,716

Proposal 6. The Incentive Plan Proposal

Proposal 6 — To adopt the SBC Medical Group Holdings Incorporated Equity Incentive Plan, a copy of which is attached to the proxy statement as Annex C and the issuance of common stock equal to 15% of the fully diluted and as converted, amount of common stock of the Company to be outstanding immediately following consummation of the Business Combination, or approximately 15,000,000 shares of common stock as equity awards in accordance with the Equity Incentive Plan, was passed with voting results as follows:

FOR	AGAINST	ABSTAIN
3,568,622	1,816	0

Proposal 7. Nasdaq Proposal

Proposal 7 — To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of up to 100,000,000 newly issued shares of common stock in the Business Combination, which amount will be determined as described in more detail in the accompanying proxy statement., was passed with voting results as follows:

FOR	AGAINST	ABSTAIN
3,568,595	1,841	2

Item 7.01 Regulation FD Disclosure.

Pono currently expects to close the Business Combination with SBC in the coming days.

Forward Looking Statements

Certain statements herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements contained herein, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Pono’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of Pono; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Merger Agreement following the announcement of the entry into the Merger Agreement and proposed business combination; (v) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Capital Market’s initial listing standards in connection with the consummation of the proposed business combination; (vi) the effect of the announcement or pendency of the proposed business combination on SBC’ business relationships, operating results and business generally; (vii) risks that the proposed business combination disrupts the current plans of SBC; (viii) the risk that Pono and SBC will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (ix) the ability of the parties to recognize the benefits of the Merger Agreement and the Business Combination; (x) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (xi) statements regarding SBC’ industry and market size; (xii) financial condition and performance of SBC and Pono, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of Pono’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of SBC; and (xiii) those factors discussed in Pono’s filings with the SEC and that are contained in the proxy statement relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the proxy statement and other documents to be filed by Pono from time to time with the Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while SBC and Pono may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of SBC or Pono gives any assurance that SBC and Pono will achieve their respective expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PONO CAPITAL TWO, INC.

Date: August 29, 2024	By:	/s/ Darryl Nakamoto
Darryl Nakamoto
Chief Executive Officer